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                                                                           99(B)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

================================================================================

Distribution Date:  June 27, 2000

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)   $25,261,060.33
                                     --------------------
                                (2) ( $    0.0000972     , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $        0.00
                                     --------------------
                                (2) ( $           -      , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $1,850,593.24            6.3875000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $   0.0000071        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $9,587,948.67            6.5775000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $   0.0000168        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   5.5162500%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:         Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):
       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $  -               , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $  -
                                --------------------
                           (2) ( $  -               , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $677,635,515.18
                                                                   -------------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $88,108,048.49
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:               0.33887711
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $570,400,000.00
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               1.00000000
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $751,220.56
                                                                                  --------------------
            (2)   $ 0.9046490        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:   $0.00
                                --------------------
                                $   -               , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:       $0.00
                                --------------------
                                $   -               , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------
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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      ($460.09)
                                                                                                 ---------------------
       (b)  Delinquent Contracts                      # Disb.        %               $ Amount                  %
                                                      -------        -               --------                  -
            30-60 Days Delinquent                      1,472       2.02%           $ 16,965,724              3.34%
            61-90 Days Delinquent                        909       1.24%           $ 10,090,919              1.99%
            91-120 Days Delinquent                       650       0.89%           $  7,237,461               1.43%
            More than 120 Days Delinquent              1,018       1.39%           $ 10,684,772              2.10%
            Claims Filed Awaiting Payment                682       0.93%           $  6,155,827               1.21%
                                                    ----------     ------         ---------------          -----------
               TOTAL                                  4,731        6.48%           $ 51,134,703              10.07%

(viii) Amount in the Reserve Account:          $2,155,107.33
                                               --------------------

(ix)   Amount in the Prefunding Account:       $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes: $0.00
                                                                        --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date       1.66%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.



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